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                            INDEPENDENT AUDITORS' CONSENT





As independent certified public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8, dated May 31, 1996, of our report relating to the financial statements of China Pacific, Inc., which report appears in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995, and to all references to this firm included in such Registration Statement.


                                  ARTHUR ANDERSEN & CO.

                                  /s/ ARTHUR ANDERSEN & CO.






May 31, 1996